Note 15 - Long Term Debt and Financial Instruments Carried at Fair Value - Schedule Of Long-term Debt and Financial Instruments Maturities (Details) - EUR (€) € in Thousands	Dec. 31, 2019	Dec. 31, 2018
2020	€ 462
2021	384
2022	208
2023	122
2024 and thereafter	243
Total	€ 1,420	€ 1,830